THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY INCOMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS LEGEND SHALL BE ENDORSED UPON ANY CONVERTIBLE PROMISSORY NOTE ISSUED IN EXCHANGE FOR THIS CONVERTIBLE PROMISSORY NOTE.

NYXIO TECHNOLOGIES CORP.

ISSUE DATE: APRIL 1, 2014	$42,500.00

CONVERTIBLE PROMISSORY NOTE

Due: APRIL 1, 2015

NYXIO TECHNOLOGIES CORP., a Nevada corporation (the "Company"),for value received, hereby promises to pay to TIDE POOL VENTURE CORPORATION (the "Holder") on the Ist day of April, 2015 (the "Maturity Date") at the offices of the Company,2156 NE Broadway, Portland, Oregon 97232 the principal sum of FOURTY TWO THOUSAND FIVE HUNDRED DOLLARS ($42,500.00) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay simple interest on said principal sum at the rate of 10% per annum from the date hereof through the Maturity Date. Any accrued and unpaid interest shall be paid on the Maturity Date.

1.                   Registered Owner. The Issuer may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Issuer shall not be affected by any notice to the contrary. Subject to the provisions hereof, the registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof: upon his registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Issuer at its offices together with the Note Assignment Form attached hereto duly executed. In case of transfers by operation of law, the transferee shall notify the Issuer of such transfer and of his address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Issuer by the Holder on the surrender hereof duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication. In the event of the assignment by the Holder of a portion of the principal amount of this Note, the transferee thereof shall not have the right to exercise the Conversion Right (as hereinafter defined) unless the entire remaining principal portion of this Note is converted simultaneously therewith.

2.                   Conversion.

(a)                  Conversion Right. The Holder shall have the right from time to time, and at any time during the period commencing on the Issue Date and ending the later of (i) the Maturity Date and (ii) the date of payment of the remaining outstanding principal amount, plus any accrued and unpaid interest of this Note, to convert the outstanding and unpaid principal amount of this Note (each a "Conversion") into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Issuer into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the "Conversion Price") determined as provided herein (a "Conversion"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of ( l) the number of shares of Common Stock beneficially owned by the Holder and its affiliates(other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Issuer subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulations 13D-G thereunder, except as otherwise provided in clause(1) of such proviso; provided further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to the Issuer, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the dates specified in the notice of conversion, in the form attached hereto as Exhibit A (the ''Notice of Conversion "), delivered to the Issuer by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e mail (or by other means resulting in, or reasonably expected to result in, notice) to the Issuer before 6:00 p.m.New York, New York time on such conversion date (the "Conversion Date"). The term “Conversion Amount" means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Issuer's option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date.

(b)                  Conversion Price. The Conversion Price (the "Conversion Price,') shall equal the Variable Conversion Price (as defined herein) (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Issuer relating to the Issuer's securities or the securities of any subsidiary of the Issuer, combinations, recapitalization , reclassifications, extraordinary distributions and similar events). The "Variable Conversion Price" shall mean 55% multiplied by the Market Price (as defined herein) (representing a discount rate of 45%). "Market Price" means the of the lowest three (3) Trading Prices (as defined below) for the Common Stock during the five (5) Trading Day period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Issuer via facsimile (the "Conversion Date"). ''Trading Price" means, for any security as of any date, the prices of the security on the Over-the-Counter Bulletin Board (the "OTCBB") as reported by a reliable reporting service ("Reporting Service") mutually acceptable to Issuer and Holder, or, if the OTCBB is not the principal trading market for such security, the price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no price of such security is available in any of the foregoing manners, the average of the Trading prices of any market makers for such security that are listed in the pink sheets" by the National Quotation Bureau Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Issuer and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. "Trading Day”, shall mean any day on which the Common Stock is traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

(c)                   Anti-Dilution Provisions.

2.c.1.          Adjustments for Stock Dividends; Combinations, Etc. In the event that the Issuer, at any time or from time to time hereafter, shall (i) declare any dividend or other distribution on its Common Stock payable in Common Stock of the Issuer or in securities convertible into or exchangeable for Common Stock, including without limitation rights; (ii) effect a subdivision of its outstanding Common Stock into a greater number of shares of Common Stock by reclassification stock split or otherwise than by payment of a dividend in shares of Common Stock; (iii) effect a combination or consolidation of its outstanding Common Stock into a lesser number of shares of Common Stock by reclassification, reverse split or otherwise; (iv) issue by reclassification, exchange or substitution of its Common Stock any shares of capital stock of the Issuer; or (v) effect any other transaction having similar effect, then the Holder may convert into the exchangeable securities. The purpose of the adjustment shall be that, in the event of a conversion at any time after the occurrence of any event described in (i) through (v) above, the Holder shall be entitled to receive the shares of Conversion Stock (or other securities) to which such Holder would have been finally entitled, after giving effect to the occurrence of such event, as if such Holder had converted this Note immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 2.3.1 shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately upon the effective date in the case of a subdivision, combination, reclassification, exchange or substitution. The Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of the authorized, unissued and unreserved shares of common stock a sufficient number of shares of Common Stock to be available for full conversion of the Note at the new Conversion Price.

2.c.2.         Adjustment for Consolidation or Merger. In case of any consolidation or merger to which the Issuer is a party, other than a merger or consolidation in which the Issuer is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding Common Stock, then, as part of and as a condition to such transaction, provision shall be made so that, in the event of a conversion, the Holder of this Note, shall receive, in lieu of the securities and property receivable upon the conversion of this Note prior to consummation of the transaction, the kind and amount of shares or other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock into which this Note would have been converted immediately prior to such consolidation or merger had the conversion occurred, all subject to further adjustment as provided in Section 2.3.1; in each such case, the terms of this Note shall be applicable to the securities or property receivable upon the conversion of this Note after such consummation. In any such case, appropriate adjustment shall be made in the application of this Section 2 with respect to the rights of the Holder of this Note after the transaction to the end that the provisions of this Section 2 shall be applicable after that event. The Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of the authorized, unissued and unreserved shares of such class or series into which the Common Stock has been changed a sufficient number of shares of such class or series into which the Common Stock has been changed to be available for full conversion of the Note at the new Conversion Price.

(d)                  Reservation of Shares. The Issuer will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance and delivery upon conversion of this Note, free of preemptive or rights of purchase, the number of shares of Conversion Stock issuable upon conversion of this Note at the minimum Conversion Price. The Issuer covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable. . The initial reserve of shares is 308,000,000, which may be increased automatically in the event the initial reserve is exhausted.

(e)                   Fractional Shares. The Issuer shall not be required to issue certificates representing fractions of shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Issuer and the Holder that all fractional interests shall be eliminated and that all issuances of Common Stock be rounded up to the nearest whole share.

(f)                   Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Issuer, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note.

(g)                  Certificate. When the Conversion Price is adjusted pursuant to the provisions hereof, the Issuer shall file with its official corporate records a certificate of its chief financial or accounting officer setting forth in detail the facts requiring such adjustment, the computation thereof and the adjusted Conversion Price, and shall mail a copy of the certificate to the Holder.

(h)                  DTC Status. The Company's Common Stock are currently eligible for OTC book-entry delivery, settlement and depository services and accordingly are not subject to a deposit transfer restriction ("Deposit Chi11"). In the event, the Company's Common Stock becomes subject to a Deposit Chill, the Variable Conversion Rate shall be amended to 35% multiplied by the Market Price (as defined herein) (representing a discount rate of 65%).

(i)                    Short Sales. Other than the transaction contemplated hereunder, the Investor bas not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, executed any disposition, including Short Sales, in the securities of the Company during the period commencing from the time that such Investor first received a term sheet (written or oral) from the Company. In addition, the Investor shall not engage in Short Sales of the Company's in the future. "Short Sales" shall include all ''short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

(j)                    Delivery of Common Stock Upon Conversion. Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 2.10, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the "Deadline") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof and the Purchase Agreement.

(k)                  Obligation of Borrower to Deliver Common Stock. Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Borrower defaults on its obligations under this Note, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment. limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 6:00 p.m., New York, New York time, on such date.

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(l)                    Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Borrower is participating in the Depository Trust Company ("OTC,,) Fast Automated Securities Transfer ("FAST'') program, upon request of the Holder and its compliance with the provisions contained in this Note, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC,,) system.

(m)                 Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline, the Borrower shall pay to the Holder $2,000 per day in cash, for each day beyond the Deadline that the Borrower fails to deliver such Common Stock through willful or deliberate acts on the part of the Borrower. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Borrower by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Borrower agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages provision contained in this Section 2.13 are justified.

3.                   Redemption. The Borrower shall have no right of prepayment.

4.                   Defaults. If any one or more of the following shall (Events of Default) shall occur:

(a)                  the Issuer shall (i) admit in writing its inability to pay its debts generally as they mature;(ii) make a general assignment for the benefit of creditors;(iii) fail or be unable to pay its debts as they mature iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (vi) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (vii) apply for or consent to the appointment of a receiver, trustee or liquidation for all or a substantial portion of its assets; (viii) have an involuntary case commenced against it under the Federal bankruptcy laws, which case is not dismissed or stayed within thirty (30) days; or (viii) fail to pay its taxes on a timely basis; ix) violate any covenant provided for in this Note, and such violation shall continue unremedied for a period of fifteen (t 5) days following the giving of written notice thereof from the Holder;

(b)                  any judgment is entered against the Issuer which is not bonded or discharged within 30 days;

(c)                   a levy of any sort is made on or against some or all of the assets of the Issuer.

(d)                  the sale, transfer, assignment or disposition of any of the Issuer's assets that are material to the business and/or operations of the Issuer's business.

then, at any time thereafter and unless such Event of Default shall have been cured or shall have been waived in writing by the Holder (which waiver shall not be deemed a waiver of any subsequent default), at the option of the Holder and in the Holder's sole discretion, the Holder may, by written notice to the Issuer, declare the entire unpaid principal amount of this Note then outstanding, together with accrued interest thereon, to be forthwith due and payable, whereupon the same shall become forthwith due and payable.

(e)                   Upon an event of default the Debenture will become immediately due and payable in an amount in cash (the "Default Prepayment Amount") equal to 150%, multiplied by the sum of: (w) the then outstanding principal amount of this Debenture plus (x) accrued and unpaid interest on the unpaid principal amount of this Debenture to the Default Date plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and (x) plus (z) hereof.

5.                   Investment Intent. The Holder, by its acceptance hereof, hereby represents and warrants that this Note is being acquired, and the Common Stock issuable upon the conversion of this Note will be acquired, for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act. Unless, prior to the conversion of this Note, the issuance of the Common Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Note Conversion Form shall be accompanied by a representation of the Holder to the Issuer to the effect that such securities are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may be reasonably required by the Issuer, unless in the opinion of counsel to the Issuer such representations or other documentation are not necessary to comply with the Act.

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6.                   Default Rate of Interest; Costs of Collection. In the event the Issuer shall default in the payment of this Note when due, then (i) effective with such date of default, the interest rate payable hereunder shall be increased to eighteen percent (18%) per annum and (ii) the Issuer agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in effecting collection hereunder or enforcing the terms of this Note, including reasonable attorneys' fees.

7.                   Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York.

8.                   Notices. Any notice required or permitted to be given pursuant to this Note shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or telecopier as follows:

If to the Holder:

Tide Pool Ventures Corporation

326 Pacific Coast Highway, Suite 207

Redondo Beach, California 90277

Attn: Todd Violette

If to the Company:

Nyxio Technologies Corp.

2156 NE Broadway

Portland, Oregon 97232

Attention:Giorgio Johnson

or at such other address as the Holder or the Issuer shall designate by notice to the other given in accordance with this Section 8.

9.                   Miscellaneous. This Note constitutes the rights and obligations of the Holder and the Issuer. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought.

The Issuer shall not take any action that would impair the rights and privileges of the Holder herein or avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times act in good faith to assist in carrying out the provisions of this Note, including the Conversion rights provided in paragraph 2 herein and will take all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder of the Note.

The waiver by the Holder of a breach of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach.

If any provision, or part thereof, of this Note shall be held to be invalid or unenforceable, such invalidity or enforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provisions of this Note and this Note shall be carried out as if such invalid or unenforceable provision, or part thereof: had been reformed, and any court of competent jurisdiction is authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

In no event shall the rate of interest payable hereunder exceed the maximum rate permitted by applicable law.

No provision of this Note shall alter or impair the absolute and unconditional obligation of the Issuer to pay the principal of, and interest on, this Note in accordance with the provisions hereof.

The Issuer agrees that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, except with respect to the payment of the amounts due hereunder, the Holder of this Note shall be entitled to swift specific performance, injunctive relief or other equitable remedies to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the Holder may be entitled under this Note.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

NYXIO TECHNOLOGIES CORP.

By. /s/ Giorgio Johnson

Giorgio Johnson, CEO

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CONVERTIBLE PROMISSORY NOTE

DUE APRIL 1, 2015

NOTICE OF CONVERSION

The undersigned hereby elects to convert $_____________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note ("Common Stock'') as set forth below, of NYXTO TECHNOLOGIES CORP., a Nevada corporation (the "Borrower") according to the conditions of the convertible note of the Borrower dated as of April l, 2014,(the "Note"},as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions (DWAC Transfer shall apply only if Borrower is

DWAC eligible):

[ ] The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system (''DWAC Transfer").

Name of DTC Prime Broker; Account Number:

[ ] The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

____________________

____________________

____________________

____________________

Date of Conversion: ____________________

Applicable Conversion Price: $____________________

Number of Shares of Common Stock to be Issued

Pursuant to Conversion of the Note: ____________________

Amount of Principal Balance Due remaining

Under the Note after this conversion: ____________________

Tide Pool Venture Corporation

By: ____________________

Name:

Title:

Date: ____________________

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NYXIO TECHNOLOGIES CORP.

CONVERTIBLE PROMISSORY NOTE

DUE APRIL 1, 2015

NOTE ASSIGNMENT FORM

FOR VALUE RECEIVED

The undersigned ____________________ (please print or typewrite name of assignor) hereby sells, assigns and transfers unto ____________________ (please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Convertible Promissory Note of NYXIO TECHNOLOGIES CORP.in the original principal amount of $42,500.00 and hereby authorizes the Company to transfer this Note on its books.

If the Holder is an individual:	If the Holder is not an individual:

Name(s) of Holder	Name of Holder
By:
Signature of Holder	Signature of Authorized Representative

Signature, if jointly held	Name and Title of Authorized Representative

Date	Date

(Signature(s) guaranteed)

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